SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 1, 2008

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road

Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On December 3, 2008, Isis Pharmaceuticals, Inc. (“Isis”) amended and restated its severance agreements with Stanley T. Crooke, Isis’ Chief Executive Officer, and B. Lynne Parshall, Isis’ Chief Financial Officer and Chief Operating Officer, to clarify the provisions of such agreements in light of Section 409A of the Internal Revenue Code.

Specifically, these severance agreements provide the following severance benefits:

•                  Dr. Crooke will be eligible to receive a lump sum severance payment equal to 36 months of his then-current base salary in the event his employment is terminated as a result of a change of control of Isis; and

•                  Ms. Parshall will be eligible to receive a lump sum severance payment equal to (i) 18 months of her then-current base salary in the event that her employment is terminated without cause and (ii) 30 months of her then-current base salary in the event that her employment is terminated as a result of a change of control of Isis.

These agreements will remain in effect as long as each individual continues to be employed by Isis.

As a condition to receiving payments under each of the retention and change of control agreements described above, the officer is required to return all of Isis’ property and information and sign an agreement releasing Isis from liability.

The description of the severance agreements set forth above is qualified in its entirety by reference to the full and complete terms set forth in such agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the information set forth in Item 1.01 above, and is incorporated herein by reference.

Item 5.05.              Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 1, 2008, as part of a regularly-scheduled review of Isis’ corporate governance policies, Isis’ Nominating, Governance and Review Committee of the Board of Directors updated Isis’ Code of Ethics and Business Conduct.

The substantive updates to Isis’ Code of Ethics and Business Conduct:

•                  specify the procedures for clearing any potential conflicts of interest under the Code of Ethics, and

•                  augment the previous provisions related to reporting and investigating suspected violations.

The description of Isis’ Code of Ethics and Business Conduct set forth above is qualified in its entirety by reference to the full and complete terms set forth in Isis’ Code of Ethics and Business Conduct, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Severance Agreement dated December 3, 2008 between Isis and Stanley T. Crooke.

10.2	Amended and Restated Severance Agreement dated December 3, 2008 between Isis and B. Lynne Parshall.

10.3	Isis’ Code of Ethics and Business Conduct

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: December 3, 2008	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Chief Financial Officer and Chief
Operating Officer

INDEX TO EXHIBITS

10.1	Amended and Restated Severance Agreement dated December 3, 2008 between Isis and Stanley T. Crooke.

10.2	Amended and Restated Severance Agreement dated December 3, 2008 between Isis and B. Lynne Parshall.

10.3	Isis’ Code of Ethics and Business Conduct